PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Jun. 30, 2022
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	As of June 30,	As of June 30,
	2022	2021

Buildings	$27,161,241	$28,128,416
Machinery and equipment	5,848,505	7,524,170
Office equipment and furniture	1,042,408	1,296,201
Automobiles	837,276	754,764
Leasehold improvements	44,384,670	41,095,980
Construction-in-progress (“CIP”)	-	597,594
Total	79,274,100	79,397,125
Less: Accumulated depreciation	(10,530,744)	(9,214,249)
Impairment of fixed assets	(295,744)	(306,837)
Property, plant and equipment, net	$68,447,612	$69,876,039

During the year ended June 30, 2020, the Company disposed approximately $1.2 million certain obsolete equipment and machinery and reported a loss from disposition of fixed assets of $1,036,304. The Company further assessed that the expected future cash flow generated from certain machinery and equipment used to manufacture the Company’s low-end traditional pet products would not recover their carrying value, as a result, the Company recorded an additional impairment of $281,680 on these fixed assets for the year ended June 30, 2020. No impairment was recorded for the years ended June 30, 2022 and 2021, respectively.

Depreciation expense was $3,375,875, $3,025,686 and $2,189,863 for the years ended June 30, 2022, 2021 and 2020, respectively. In connection with the approximately $6.3 million long-term bank loans borrowed from Dongguan Rural Commercial Bank, the Company’s subsidiary Meijia pledged its fixed assets of approximately $5.4 million as collateral to secure the loans. In addition, in connection with the Company’s approximately $0.6 million loan from Cathay Bank, the Company’s U.S. subsidiary Dogness Group pledged its fixed assets as collateral to secure the borrowing (see Note 8).

The Company’s CIP primarily consisted of the following:

The Company’s subsidiary Dongguan Jiasheng had a capital project to build new manufacturing and operating facilities, which include warehouse, workshops, office building, security gate, employee apartment building, electrical transformer station and exhibition hall, etc. The total budget is approximately RMB263.5 million ($39.3 million). As of June 30, 2022, the Company had completed this project and transferred all of the related CIP to fixed assets. As of June 30, 2022, the Company has made total payments of approximately RMB 261.5 million ($39.0 million) in connection to this project, which resulted in future minimum capital expenditure payments of approximately RMB 2.0 million ($0.3 million).

The Company’s subsidiary Dogness Culture was also working on a project to decorate a pet themed retail store. Total cost is approximately RMB 2.2 million ($0.3 million). This project was fully completed during year ended June 30, 2021. As of June 30, 2022, the Company has paid approximately RMB 2.1 million ($0.3 million) for the project.

As of June 30, 2022, future minimum capital expenditures on the Company’s construction-in-progress projects are estimated as follows:

	Capital expenditure commitment on Dongguan Jiasheng	Capital expenditure commitment on pet store under Dogness Culture	Total
2023	$297,931	$15,071	$313,002

DOGNESS (INTERNATIONAL) CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET (continued)

Subsequently, from July 2022 to August 2022, the Company made payment of RMB53,100 ($7,928) on the above-mentioned construction projects. As a result, the Company’s future capital expenditure commitment on CIP has decreased from $313,002 as of June 30, 2022 to $305,074 as of August 31 ,2022, as detailed below:

	Capital expenditure commitment on Dongguan Jiasheng	Capital expenditure commitment on pet store under Dogness Culture	Total
2023	$290,003	$15,071	$305,074